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                               AGREEMENT OF MERGER



     This Agreement of Merger is entered into between GARDEN VALLEY NATURALS, INC., a California corporation ("Surviving Corporation") and ORGANIC FOOD PRODUCTS, INC., a California corporation ("Disappearing Corporation").

     1. Disappearing Corporation shall be merged into Surviving Corporation.

     2. Each outstanding share of Disappearing Corporation shall be converted to 3.7124975 shares of Surviving Corporation.

     3. The outstanding shares of Surviving Corporation shall remain outstanding and are not affected by the merger.

     4. Disappearing Corporation shall, from time to time, as and when requested by Surviving Corporation, execute and deliver all documents and instruments and take all actions necessary or desirable to evidence or carry out this merger.

     5. The effect of the merger and the effective date of the merger are as prescribed by law.

     IN WITNESS WHEREOF the parties have executed this Agreement.

                                       GARDEN VALLEY NATURALS, INC.


                                       By:
                                          -----------------------------------
                                          Floyd Hill, President


                                       By:
                                          -----------------------------------
                                          Dean Nicholson, Secretary



                                       ORGANIC FOOD PRODUCTS, INC.


                                       By:
                                          -----------------------------------
                                          John Battendieri, President


                                       By:
                                          -----------------------------------
                                          Casey Adams, Secretary